Legal Contingencies

General

The Fund has been regularly involved in claims, suits, government investigations, and proceedings arising from the ordinary course of the Fund’s business, including actions with respect to intellectual property claims, privacy, consumer protection, information security, data protection or law enforcement matters, commercial claims, stockholder derivative actions,  purported class action lawsuits, and other matters. Except as otherwise specifically described in this Note 4, during the year ended December 31, 2025 the Fund has not: (i) recorded any accrual for loss contingencies associated with the legal proceedings described in such Note 4; (ii) determined that an unfavorable outcome is probable; or (iii) determined that the amount or range of any possible loss is reasonably estimable.

As of the date of this filing, all litigation previously pending against the Fund has been resolved and the Agreed Security Amount held for the benefit of the IRS pursuant to the Joint Motion is the only amount required to be retained by the Fund as security. It is possible, however, that additional litigation could arise in the future, including litigation brought by the Fund.

The ultimate outcome of legal proceedings involves judgments, estimates and inherent uncertainties, and cannot be predicted with certainty. The Fund will continue to evaluate information as it becomes known and will record an accrual for estimated losses at the time or times it is determined that a loss is both probable and reasonably estimable. In the event of a determination adverse to the Fund, its subsidiary, directors, or officers in these matters, the Fund may incur substantial monetary liability, which could have a material adverse effect on the Fund’s financial position. The Fund may also incur substantial legal fees, which are expensed as incurred, in defending against these claims.

From time to time the Fund may enter into confidential discussions regarding the potential settlement of pending proceedings, claims or litigation. There are a variety of factors that influence the Fund’s decisions to settle and the amount (if any) the Fund may choose to pay, including the strength of its case, developments in the litigation, the behavior of other interested parties. In light of the numerous factors that go into a settlement decision, it is difficult to predict whether any particular settlement is possible, the appropriate terms of a settlement or the opportune time to settle a matter. The settlement of any pending litigation or other proceedings could require the Fund to make substantial settlement payments and result in the Fund incurring substantial costs.

Security Incidents Contingencies

On June 13, 2017, Yahoo! Inc. (“Yahoo”) completed the sale of its operating business to Verizon (the “Sale Transaction”). Following the consummation of the Sale Transaction, pursuant to the transaction agreement with Verizon, the Fund continues to be responsible for 50 percent of certain post-closing cash liabilities under any consumer class action cases related to the Security Incidents.